Exhibit 10.26

SECOND AMENDMENT TO AMENDED AND RESTATED

LOAN AGREEMENT

This Second Amendment to Amended and Restated Loan Agreement (this “Amendment”) dated December 27, 2013, is by and among BMO Harris Bank N.A., formerly known as Harris N.A. (“Lender”), Duluth Holdings Inc., a Wisconsin corporation (“Holdings”), and Duluth Trading Company, LLC, a Wisconsin limited liability company (“Trading,” and collectively with Holdings, the “Borrowers”).

RECITALS

WHEREAS, Lender and Borrowers are parties to that certain Amended and Restated Loan Agreement dated June 13, 2011, as amended by First Amendment to Amended and Restated Loan Agreement dated June 30, 2012 (the “Loan Agreement”); and

WHEREAS, Borrowers and Lender desire to amend the Loan Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, Lender and Borrowers hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement except as revised below:

2. Borrowing Base Certificate. Section 8.1(d) of the Loan Agreement is amended to delete “15 days after the end of each fiscal month” and replace it with “30 days after the end of each fiscal month.”

3. Consents of Lessor. On or before January 31, 2013, Borrowers shall deliver to Lender Consents of Lessor in form reasonably acceptable to Lender for Borrowers’ locations at 100 West Main Street, Mount Horeb, Wisconsin 53572; 108 N. Franklin St., Port Washington, WI 53074; and 9801 Lyndale Ave. S, Bloomington, MN 55420.

4. Schedule 2. Schedule 2 to the Loan Agreement is deleted and replaced with the attached Schedule 2.

5. Effect of Amendment. Except as amended hereby or otherwise in writing signed by the party against whom it is to be enforced, the Notes and the Loan Agreement shall remain in full force and effect.

6. Fees and Expenses. Borrowers shall pay all fees and expenses incurred by Lender (including fees of counsel) in connection with the preparation, issuance, maintenance and enforcement of this Amendment.

7. Law Governing. This Amendment shall be governed by the laws of the State of Wisconsin.

8. Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

9. Counterparts. This Amendment may be executed in counterparts, all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

DULUTH HOLDINGS INC.

By:	/s/ S. L. Schlecht
/s/ CEO ,

DULUTH TRADING COMPANY, LLC

By:	Duluth Holdings Inc., its sole member

	By:	/s/ S. L. Schlecht, Member
/s/ Member ,

BMO HARRIS BANK NA., f/k/a Harris N.A.

By:	/s/ John M. Howard
John M. Howard, Senior Vice President

REAFFIRMATION OF GUARANTOR

The undersigned hereby consents to the foregoing Second Amendment to Amended and Restated Loan Agreement and ratifies and affirms its Guaranty dated June 13, 2011 of all of the Obligations, as defined in such Guaranty, of Duluth Holdings Inc., a Wisconsin corporation, and Duluth Trading Company, LLC, a Wisconsin limited liability company, to BMO Harris Bank N.A.

SCHLECHT RETAIL VENTURES LLC

By:	/s/ S. L. Schlecht
Stephen L. Schlecht, Member

By:	/s/ M. Schlecht
Marianne Schlecht, Member

(signature Page — Second Amendment to Amended and Restated Loan Agreement)

SCHEDULE 2

LOCATIONS

170 Countryside Drive

Belleville, Wisconsin 53508

1107 River Street (Hwy 69)

Belleville, WI 53508

100 West Main Street

Mount Horeb, Wisconsin 53572

108 N. Franklin St,

Port Washington, WI 53074

9801 Lyndale Ave. S

Bloomington, MN 55420

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